UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2026

NOBLE ROMAN’S, INC.
(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-11104	35-1281154
(Commission File Number)	(IRS Employer Identification No.)

6612 E. 75th Street, Suite 450

Indianapolis, Indiana 46250

(Address of Principal Executive Offices)

(317) 634-3377

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Noble Roman’s, Inc. (the “Registrant”) held its 2026 Annual Meeting of Shareholders on September 15, 2026 (the “Annual Meeting”). As of the record date for the Annual Meeting, August 10, 2026, there were 22,707,749 shares of the Registrant’s Common Stock outstanding and entitled to vote on the matters presented at the Annual Meeting. Holders of 11,908,612 shares of the Registrant’s Common Stock, or 52.44% of the outstanding shares entitled to vote at the Annual Meeting, were represented at the Annual Meeting in person or by proxy, which constituted a quorum.

At the Annual Meeting, the Registrant’s shareholders: (1) elected one Class III director to the Board of Directors with a term expiring at the 2029 annual meeting of the Registrant’s shareholders; (2) elected one Class II director to the Board of Directors with a term expiring at the 2028 annual meeting of the Registrant’s shareholders; and (3) ratified the appointment of the independent registered public accounting firm, Stephano Slack, LLC, as the Registrant’s registered independent accounting firm for the year ending December 31, 2026.

The matters acted upon at the Annual Meeting, and the vote tabulation for each matter is as follows:

1. Election of one Class III director:

Votes For	Votes Against	Abstentions
5,678,107	859,470	53,300

Mr. A. Scott Mobley received the affirmative vote of the holders of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matters presented at the Annual Meeting, and therefore, was elected as a Class III Director to serve until the 2029 annual meeting of the Registrant’s shareholders.

2. Election of one Class II director:

Votes For	Votes Against	Abstentions
5,659,956	877,621	53,300

Mr. Paul W. Mobley received the affirmative vote of the holders of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matters presented at the Annual Meeting, and therefore, was elected as a Class II Director to serve until the 2028 annual meeting of the Registrant’s shareholders.

3. Ratification of Stephano Slack, LLC as the Registrant’s independent registered public accounting firm for the year ending December 31, 2026:

Votes For	Votes Against	Abstentions
11,824,144	15,423	69,045

Stephano Slack, LLC received the affirmative vote of holders of the majority of the shares represented in person or by proxy and entitled to vote on the matters presented at the Annual Meeting, and therefore, their appointment as the Registrant’s registered independent accounting firm for the year ending December 31, 2026 was ratified.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2026

NOBLE ROMAN’S, INC.

By:	/s/ Paul W. Mobley
Paul W. Mobley
Executive Chairman and
Chief Financial Officer

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